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EXHIBIT 24(b)(5)(a)

                                                        FOR USE IN NEW YORK ONLY

(JOHN HANCOCK(R) LOGO)
JOHN HANCOCK ANNUITIES

                             Address: [P.O. Box 9506, Portsmouth, NH 03802-9506] Overnight mailing address: [164 Corporate Drive, Portsmouth NH 03801-6815]
                                 Home Office: Valhalla, NY Phone: [800-551-2078]
                                       Web Address: [www.jhannuitiesnewyork.com]

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Application for
Venture Opportunity(R) A Share

Flexible Payment Deferred
Variable Annuity Application

-    Payment or original exchange/transfer paperwork must accompany Application

-    Include any state required Replacement Forms

APPVENOPA-08-NY                                                       0208:70271

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1. ACCOUNT REGISTRATION

   APPLICATION SOLICITED IN THE STATE OF [____]

   A. NON-QUALIFIED (select only one ownership type)                 B. QUALIFIED (select only one plan type)

   [ ] [Individual   [ ] Trust   [ ] Corporation                     [ ] [Traditional IRA,             [ ] Inherited/Beneficiary
   [ ] UGMA/UTMA     [ ] Charitable Remainder Trust                      Tax year ________                 IRA
   [ ] Other _________________________________________]              [ ] Roth IRA, Tax year ________   [ ] 403(b) Non-ERISA
                                                                     [ ] SEP IRA                       [ ] 403(b) ERISA
                                                                     [ ] SIMPLE IRA                    [ ] Individual 401(k)
                                                                     [ ] Other ____________________]

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2. PURCHASE PAYMENT (minimum $2,000 qualified; $5,000 non-qualified)

   PAYMENT OR ORIGINAL EXCHANGE/TRANSFER PAPERWORK MUST ACCOMPANY APPLICATION.

   A. DIRECT PAYMENT/AMOUNT $______________________                  B. TRANSFER/ESTIMATED AMOUNT (include transfer paperwork)

   [ ] Check                                                         [ ] Non-Qualified 1035 Exchange $_______________________
       payable to John Hancock Life Insurance Company (U.S.A.)       [ ] Qualified Direct Transfer $_______________________
                                                                     [ ] Qualified Rollover from another carrier $_______________
   [ ] Wire
       contact us for wiring instructions

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3. OWNER  [ ] Male  [ ] Female  [ ] Trust/Entity                     CO-OWNER  [ ] Male  [ ] Female  [ ] Trust/Entity

   _______________________________________________________________   _______________________________________________________________
   Owner's Name (First, Middle, Last or Name of Trust/Entity)        Co-owner's Name (First, Middle, Last or Name of Trust/Entity)

   _______________________________________________________________   _______________________________________________________________
   Mailing Address                                                   Mailing Address

   _______________________________________________________________   _______________________________________________________________
   City, State, Zip                                                  City, State, Zip

   _______________________________________________________________   _______________________________________________________________
   Residential Address                                               Residential Address
   (Required if different from mailing or address is PO Box)         (Required if different from mailing or address is PO Box)

   _______  ______  ________    __________________________________   _______  ______  ________    __________________________________
   Date of Birth (mm dd yyyy)   Social Security/Tax                  Date of Birth (mm dd yyyy)   Social Security/Tax
                                Identification Number                                             Identification Number

   _______________________________________________________________
   Client Brokerage Account Number

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4. ANNUITANT (if different than co-owner)  [ ] Male  [ ] Female      CO-ANNUITANT (if different than co-owner)  [ ] Male  [ ] Female

   _______________________________________________________________   _______________________________________________________________
   Annuitant's Name                                                  Co-annuitant's Name
   (First, Middle, Last or Name of Trust/Entity)                     (First, Middle, Last or Name of Trust/Entity)

   _______________________________________________________________   _______________________________________________________________
   Mailing Address                                                   Mailing Address

   _______________________________________________________________   _______________________________________________________________
   City, State, Zip                                                  City, State, Zip

   _______________________________________________________________   _______________________________________________________________
   Residential Address                                               Residential Address
   (Required if different from mailing or address is PO Box)         (Required if different from mailing or address is PO Box)

   _______  ______  ________    __________________________________   _______  ______  ________    __________________________________
   Date of Birth (mm dd yyyy)   Social Security/Tax                  Date of Birth (mm dd yyyy)   Social Security/Tax
                                Identification Number                                             Identification Number

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5. BENEFICIARY/IES (Total % of proceeds to primary beneficiaries must equal 100% and total % of proceeds to contingent beneficiaries must equal 100%)

   IF THERE ARE CO-OWNERS, THE SURVIVING OWNER IS THE PRIMARY BENEFICIARY. CONTINGENT BENEFICIARY(IES) RECEIVE PROCEEDS ONLY IF
   PRIMARY BENEFICIARY(IES) PRE-DECEASE THE OWNER. IF YOU WISH TO RESTRICT THE DEATH PAYMENT OPTIONS FOR YOUR BENEFICIARY(IES),
   PLEASE COMPLETE THE SEPARATE RESTRICTED BENEFICIARY FORM. IF YOU HAVE ADDITIONAL BENEFICIARIES, PLEASE USE THE REMARKS SECTION 8
   TO CONTINUE.

   BENEFICIARY #1:  [X] PRIMARY                                      BENEFICIARY #2:  [ ] PRIMARY  [ ] CONTINGENT

   _________% of proceeds  [ ] Male  [ ] Female  [ ] Trust/Entity    _________% of proceeds  [ ] Male  [ ] Female  [ ] Trust/Entity

   _______________________________________________________________   _______________________________________________________________
   Primary Beneficiary's Name                                        Primary Beneficiary's Name
   (First, Middle, Last or Name of Trust/Entity)                     (First, Middle, Last or Name of Trust/Entity)

   _______________________________________________________________   _______________________________________________________________
   Relationship to Owner                                             Relationship to Owner

   _______  ______  ________    __________________________________   _______  ______  ________    __________________________________
   Date of Birth (mm dd yyyy)   Social Security/Tax                  Date of Birth (mm dd yyyy)   Social Security/Tax
                                Identification Number                                             Identification Number

   ---------------------------------------------------------------   ---------------------------------------------------------------

   BENEFICIARY #3:  [ ] PRIMARY  [ ] CONTINGENT                      BENEFICIARY #4:  [ ] PRIMARY  [ ] CONTINGENT

   _________% of proceeds  [ ] Male  [ ] Female  [ ] Trust/Entity    _________% of proceeds  [ ] Male  [ ] Female  [ ] Trust/Entity

   _______________________________________________________________   _______________________________________________________________
   Primary Beneficiary's Name                                        Primary Beneficiary's Name
   (First, Middle, Last or Name of Trust/Entity)                     (First, Middle, Last or Name of Trust/Entity)

   _______________________________________________________________   _______________________________________________________________
   Relationship to Owner                                             Relationship to Owner

   _______  ______  ________    __________________________________   _______  ______  ________    __________________________________
   Date of Birth (mm dd yyyy)   Social Security/Tax                  Date of Birth (mm dd yyyy)   Social Security/Tax
                                Identification Number                                             Identification Number

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6. OPTIONAL DEATH BENEFITS

   (AVAILABLE AT THE TIME OF APPLICATION AND CANNOT BE CANCELLED ONCE ELECTED. AGE RESTRICTIONS MAY APPLY.)

   [ ] [ANNUAL STEP-UP DEATH BENEFIT]

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7. OPTIONAL WITHDRAWAL BENEFITS

   (AVAILABLE AT THE TIME OF APPLICATION AND CANNOT BE CANCELLED ONCE ELECTED. AGE RESTRICTIONS MAY APPLY. INVESTMENT RESTRICTIONS
   APPLY. PLEASE SEE SECTION 9.)

   PLEASE CHOOSE ONLY ONE RIDER:

   [INCOME PLUS FOR LIFE
   [ ] Single Life]

   The benefit may have limited usefulness in connection with contracts funding tax-qualified programs because partial withdrawals made to satisfy minimum distributions rules in a manner or amount other than described in the rider and prospectus might result in a reduction in the benefit base in excess of the amount withdrawn. If you plan to exercise the benefit before or after your required minimum distribution beginning date under the specific contract, consider whether the benefit is appropriate for your circumstances. You should consult your tax advisor.

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8. REMARKS

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9. INITIAL INVESTMENT ALLOCATIONS

   USE THIS SECTION ONLY IF YOU ELECT AN OPTIONAL WITHDRAWAL BENEFIT IN SECTION 7.

   [______% LIFESTYLE GROWTH   ______% LIFESTYLE BALANCED   ______% LIFESTYLE MODERATE   ______% LIFESTYLE CONSERVATIVE
            80% Stocks                 60% Stocks                   40% Stocks                   20% Stocks
            20% Bonds                  40% Bonds                    60% Bonds                    80% Bonds

    ______% AMERICAN           ______% AMERICAN             ______% FRANKLIN TEMPLETON   ______% CORE ALLOCATION PLUS
            ASSET ALLOCATION           FUNDAMENTAL                  FOUNDING
                                       HOLDINGS                     ALLOCATION

    ______% MONEY MARKET]

   DOLLAR COST AVERAGING FUNDS

   [______% 6 month DCA (Must also complete section 10)
   ______% 12 month DCA (Must also complete section 10)]

   100% TOTAL

   OR CHOOSE ONE ASSET ALLOCATION MODEL*

   [ ] [100% BALANCED: GROWTH & INCOME   [ ] 100% BALANCED TOWARD GROWTH      [ ] 100% GROWTH
          5% American Global Small Cap         5% American Global Small Cap         5% American Global Small Cap
          5% American Growth                  10% American Growth                   5% Wellington Mid Cap Stock
          5% Templeton Global                 10% Templeton Global                 15% American Growth
          5% Lord, Abbet Mid Cap Value         5% Lord, Abbet Mid Cap Value        10% Templeton Global
         15% Franklin Mutual Shares           20% Franklin Mutual Shares            5% Lord, Abbet Mid Cap Value
         15% American Blue Chip               15% American Blue Chip               20% Franklin Mutual Shares
             Income & Growth                      Income & Growth                  15% American Blue Chip
         10% American Growth-Income           10% American Growth-Income               Income & Growth
         25% American Bond                    15% American Bond                    15% American Growth-Income
         15% Wellington Investment            10% Wellington Investment            10% American Bond]
             Quality Bond                         Quality Bond

*  If any Optional Withdrawal Benefit rider is elected, (a) I understand that if I allocate in accordance with the Asset Allocation
   Model, now or in the future, my variable contract value must be rebalanced quarterly and (b) I hereby authorize the Company to automatically rebalance my variable contract value on a quarterly basis, on the last business day of the calendar quarter, whenever my contract value is invested in accordance with the Asset Allocation Model.

   IF YOU ELECT TO DOLLAR COST AVERAGE, COMPLETE SECTION 10. IF YOU DO NOT ELECT TO DOLLAR COST AVERAGE, SKIP TO SECTION 13.

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10. OPTIONAL DOLLAR COST AVERAGING Complete this section if you wish to Dollar Cost Average. Dollar Cost Averaging is an optional program which involves the systematic transfer of specific dollar amounts each month from a Source Fund to one or more Variable portfolios. If no start date is indicated below, automatic transfers start 30 days after your contract's inception and continue until the Source fund is depleted. If the Transfer date is a weekend or holiday, the transfer will occur on the next business day. START DATE: ______ ______ ________
                          (mm dd yyyy)

   SOURCE FUND                                                       DESTINATION FUND(S) AND % TO ALLOCATE (must equal 100%)

   [ ] [6 month DCA Fund  [ ] 12 month DCA Fund                      __________________________________ __________%
   [ ] Money Market Fund  [ ] Other Source Fund]                     Fund Name/Model
                              ____________________________________
                                                                     __________________________________ __________%
   If Money Market or Other Source Fund elected, indicate amount     Fund Name/Model
   to be transferred each month
                                                                     __________________________________ __________%
   $____________________                                             Fund Name/Model

                                                                     __________________________________ __________%
                                                                     Fund Name/Model

                                                                     If you elected an Optional Withdrawal Benefit, Destination
                                                                     Funds must be from the investment options listed in Section 9.

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11. INITIAL INVESTMENT ALLOCATIONS

   USE THIS SECTION ONLY IF YOU DID NOT ELECT AN OPTIONAL WITHDRAWAL BENEFIT IN SECTION 7.

   [_____% All Cap Value (Lord, Abbet)                               _____% International Core (GMO)
   _____% American Asset Allocation (American Funds)                 _____% International Small Cap (Templeton)
   _____% American Blue Chip Income and Growth (American Funds)      _____% International Value (Templeton)
   _____% American Bond (American Funds)                             _____% Investment Quality Bond (Wellington)
   _____% American Fundamental Holdings (MFC GIM(1))                 _____% Lifestyle Balanced (MFC GIM(1))
   _____% American Global Growth (American Funds)                    _____% Lifestyle Conservative (MFC GIM(1))
   _____% American Global Small Cap (American Funds)                 _____% Lifestyle Growth (MFC GIM(1))
   _____% American Growth (American Funds)                           _____% Lifestyle Moderate (MFC GIM(1))
   _____% American Growth-Income (American Funds)                    _____% Mid Cap Intersection (Wellington)
   _____% American High Income Bond (American Funds)                 _____% Mid Cap Stock (Wellington)
   _____% American International (American Funds)                    _____% Mid Cap Value (Lord, Abbet)
   _____% American New World (American Funds)                        _____% Money Market (MFC GIM(1))
   _____% Core Allocation Plus (Wellington)                          _____% Mutual Shares (Franklin)
   _____% Core Equity (Legg Mason)                                   _____% Small Cap Growth (Wellington)
   _____% Franklin Templeton Founding Allocation (MFC GIM(1))        _____% Small Cap Intrinsic Value (MFC Global U.S.)
   _____% Fundamental Value (Davis)                                  _____% Small Cap Value (Wellington)
   _____% Global (Templeton)                                         _____% Total Return (PIMCO)
   _____% Global Bond (PIMCO)                                        _____% Value (Van Kampen)]


                                                                     DOLLAR COST AVERAGING FUNDS

                                                                     [_____% 6 month DCA (Must also complete section 12)
                                                                     _____% 12 month DCA (Must also complete section 12)]

                                                                     100% TOTAL

   IF YOU ELECT TO DOLLAR COST AVERAGE, COMPLETE SECTION 12.

   IF YOU DO NOT ELECT TO DOLLAR COST AVERAGE, SKIP TO SECTION 13.

                                                                               (1) MFC Global Investment Management (U.S.A.) Limited

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12. OPTIONAL DOLLAR COST AVERAGING Complete this section if you wish to Dollar Cost Average. Dollar Cost Averaging is an optional program which involves the systematic transfer of specific dollar amounts each month from a Source Fund to one or more Variable portfolios. If no start date is indicated below, automatic transfers start 30 days after your contract's inception and continue until the Source Fund is depleted. If the transfer date is a weekend or holiday, the transfer will occur on the next business day. START DATE: ______ ______ ________
                          (mm dd yyyy)

   SOURCE FUND                                                       DESTINATION FUND(S) AND % TO ALLOCATE (must equal 100%)

   [ ] [6 month DCA Fund  [ ] 12 month DCA Fund                      __________________________________ __________%
   [ ] Money Market Fund  [ ] Other Source Fund]                     Fund Name

   If Money Market or Other Source Fund elected, indicate amount     __________________________________ __________%
   to be transferred each month                                      Fund Name

   $____________________                                             __________________________________ __________%
                                                                     Fund Name

                                                                     __________________________________ __________%
                                                                     Fund Name

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13. AUTOMATIC REBALANCING                                                                                           ACCEPT   DECLINE
                                                                                                                     [ ]       [X]
   If marked, the Contract Value, excluding amounts in the fixed account investment options, will be
   automatically rebalanced as indicated by variable Investment Allocations elected in either Section 9 or 11 of       Owner MUST
   the application, unless subsequently changed. Initial Payment must be allocated to at least 2 variable              mark or the
   investment options in order to participate in Automatic Rebalancing.                                              default will be
                                                                                                                        selected
   If a policyholder elects to participate in Automatic Rebalancing, the total value of the variable portfolios must be included in the program. Therefore, fund exchanges and subsequent payments received and applied to portfolios in percentages different from the current rebalancing allocation will be rebalanced at the next date of rebalancing unless the subsequent payments are allocated to the fixed account investment options.
   Automatic Rebalancing is not available if you are participating in a Dollar Cost Averaging program from a
   Variable Portfolio.

   Rebalancing will occur on the 25th of the month (or next business day); please indicate frequency. If no frequency is indicated, then Automatic Rebalancing will occur Quarterly:

   [ ] Quarterly  [ ] Semi-Annually (June & December)  [ ] Annually (December)

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14. ACKNOWLEDGMENTS/SIGNATURES

   STATEMENT OF APPLICANT: I/We agree that the Contract I/we have applied for shall not take effect until the later of: (1) the issuance of the Contract, or (2) receipt by the Company at its Annuity Service Office of the first payment required under the
   Contract. The information herein is true and complete to the best of my/our knowledge and belief and is correctly recorded. The
   Contract I/we have applied for is suitable for my/our insurance investment objectives, financial situations, and needs.

   [ ] YES  [ ] NO  Does the annuitant or applicant(s) have any existing annuity or insurance policies?

   [ ] YES  [ ] NO  Will the purchase of this annuity replace or change any other insurance or annuity?

                    IF YOU ANSWERED "YES" TO EITHER QUESTION, PLEASE COMPLETE BELOW AND ATTACH TRANSFER PAPERWORK AND ANY NECESSARY
                    STATE REPLACEMENT FORMS

___________________________________________________________________________________________________  [ ] Annuity  [ ] Life Insurance
Issuing Company                                        Contract Number

___________________________________________________________________________________________________  [ ] Annuity  [ ] Life Insurance
Issuing Company                                        Contract Number

I/WE UNDERSTAND THAT UNLESS I/WE ELECT OTHERWISE, THE MATURITY DATE WILL BE THE LATER OF THE FIRST OF THE MONTH FOLLOWING THE
ANNUITANT'S 90TH BIRTHDAY, OR 10 YEARS FROM THE CONTRACT DATE (IRAS AND CERTAIN QUALIFIED RETIREMENT PLANS MAY REQUIRE DISTRIBUTIONS
TO BEGIN BY AGE 70 1/2). ALTERNATE MATURITY DATE _____________________________

I/WE ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS AND UNDERSTAND THAT ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY THE CONTRACT
APPLIED FOR, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE INVESTMENT OPTIONS ARE VARIABLE AND ARE NOT GUARANTEED AS TO A
FIXED DOLLAR AMOUNT.

I CERTIFY MY STATUS AS A CITIZEN OF THE UNITED STATES OF AMERICA OR A RESIDENT ALIEN OF THE UNITED STATES OF AMERICA.

X
----------------------------------------------------   -----------------------------------------------------   ----- ------ --------
Signature of Owner                                     City, State                                              Date (mm dd yyyy)

X
----------------------------------------------------
Signature of Co-owner (if any)

X
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Signature of Annuitant                                 City, State

X
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Signature of Co-annuitant (if any)

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15. AGENT INFORMATION

   A. AGENT CERTIFICATION

   [ ] YES  [ ] NO   Does the annuitant or applicant have existing individual life insurance policies or annuity contracts?

   [ ] YES  [ ] NO   Will this contract replace or change any existing life insurance or annuity in this or any other company?

   B. OPTION (if left blank, option will default to your firm's Selling Agreement)

   [X] Option A

   C. AGENT INFORMATION

   X
   -------------------------------------------------   -------------------------------------------------   -------------------------
   Signature of Agent #1                               Printed Name of Agent                               Percentage %

   -------------------------------------------------   ---------------------------------   -----------------------------------------
   State License ID                                    Broker/Dealer Rep Number            Social Security Number

   -------------------------------------------------------------------------------------   -----------------------------------------
   Broker/Dealer Firm                                                                      Agent's Telephone Number

   X
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   Signature of Agent #2                               Printed Name of Agent                               Percentage %

   -------------------------------------------------   ---------------------------------   -----------------------------------------
   State License ID                                    Broker/Dealer Rep Number            Social Security Number

   -------------------------------------------------------------------------------------   -----------------------------------------
   Broker/Dealer Firm                                                                      Agent's Telephone Number

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